UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Target Return Fund. The remaining series of the Registrant has a fiscal year end of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2013

MFS® DIVERSIFIED TARGET RETURN FUND

DTR-ANN

MFS® DIVERSIFIED TARGET RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again despite risks created by the U.S. government’s gridlock. The eurozone has emerged from its 18-month-long recession.

However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s economic gauges are improving and point toward expansion. And Japan’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery now appears to be related to the U.S. government’s impasse. While the tensions surrounding the 16-day government shutdown and potential U.S. debt default have dissipated, another round of potential gridlock lies ahead early in 2014, with the next U.S. budget and debt ceiling deadlines.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Equity	Emerging Markets	2.9%	5.3%	8.2%
	Europe ex-U.K.	11.5%	(3.5)%	8.0%
	U.S. Small/Mid Cap	20.0%	(12.7)%	7.3%
	Japan	5.1%	1.1%	6.2%
	United Kingdom	6.4%	(2.2)%	4.2%
	U.S. Large Cap	36.0%	(31.9)%	4.1%
	Asia/Pacific ex-Japan	1.8%	0.6%	2.4%
	Developed - Middle East/Africa	0.3%	0.0%	0.3%
	North America ex-U.S.	0.9%	(1.1)%	(0.2)%
Fixed Income	U.S.	0.0%	49.3%	49.3%
	United Kingdom	0.0%	8.4%	8.4%
	Asia/Pacific ex-Japan	0.0%	8.0%	8.0%
	Europe ex-U.K.	0.0%	5.0%	5.0%
Cash	Cash & Equivalents (d)	4.6%	(13.5)%	(8.9)%
	Derivative Offsets (e)	0.1%	(2.4)%	(2.3)%

Top ten holdings (c)
Markit Index CDX.NA Series 20 IG - 1.00 JUN 20 18	24.6%
Markit Index CDX.NA Series 20 HY - 5.00 JUN 20 18	20.8%
S&P 500 Index Option - MAR 22 14	10.2%
MSCI Emerging Markets Mini Index Future - DEC 20 13	3.9%
JPMorgan GBP Fixed Rate Swap - 2.4325 JUL 30 23	3.8%
Citigroup USD Fixed Rate Swap - 3.087 MAY 29 43	3.0%
E-mini Russell 2000 Index Future - DEC 20 13	(3.4)%
CAC 40 Index Future - NOV 15 13	(5.9)%
E-mini S&P MidCap 400 Index Future - DEC 20 13	(9.2)%
S&P 500 Index Future - DEC 19 13	(41.1)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

Portfolio Composition – continued

(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Target Return Fund (“fund”) seeks to achieve its investment objective through a combination of MFS’ individual security selection of primarily equity securities and a sub-advised derivatives overlay designed to manage the fund’s exposure to markets and currencies.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions. MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g. small, mid and large cap), style (e.g. growth and value), and location (e.g. U.S. and foreign). The derivatives overlay attempts to reduce volatility compared to the overall equity market and to generate positive returns by adjusting the fund’s exposure to the markets and currencies resulting from MFS’ individual security selections.

For the twelve months ended October 31, 2013, Class A shares of the MFS Diversified Target Return Fund provided a total return of 7.57%, at net asset value. This compares with a return of 0.53% for the fund’s benchmark, the Barclays 1-3 Year U.S. Treasury Bond Index.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Management Review – continued

Factors Affecting Performance

Overall, security selection was a positive contributor to performance, particularly within the international value, domestic large cap growth and mid cap value market segments.

The derivatives overlay used to tactically manage the fund’s allocation across and within equity and fixed income markets contributed to performance during the reporting period. The fund benefited throughout the period from a long position in equity markets. The fixed income portion of the overlay weakened performance as interest rates rose over the period as concerns over the potential tapering of the Fed’s quantitative easing program increased.

The derivatives overlay used to tactically manage the currency allocation of the fund aided performance led by a short exposure to the Australian dollar and positioning in the British pound.

Respectfully,

Curt Custard	Jonathan Davies	Joseph Flaherty
Portfolio Manager	Portfolio Manager	Portfolio Manager

Andreas Koester	Natalie Shapiro
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	12/20/07	7.57%	5.96%	2.62%
B	12/20/07	6.87%	5.19%	1.90%
C	12/20/07	6.75%	5.18%	1.88%
I	12/20/07	7.87%	6.24%	2.90%
R1	12/20/07	6.81%	5.18%	1.87%
R2	12/20/07	7.27%	5.69%	2.38%
R3	12/20/07	7.62%	5.97%	2.65%
R4	12/20/07	7.96%	6.23%	2.92%
R5	12/20/07	7.91%	6.22%	2.87%
Comparative benchmark
Barclays 1-3 Year U.S. Treasury Bond Index (f)		0.53%	1.47%	2.10%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		1.39%	4.71%	1.59%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.87%	4.87%	1.77%
C With CDSC (1% for 12 months) (v)		5.75%	5.18%	1.88%

CDSC – Contingent Deferred Sales Charge.

Class	I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Barclays 1-3 Year U.S. Treasury Bond Index – measures the performance of Public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2013 through October 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/13	Ending Account Value 10/31/13	Expenses Paid During Period (p) 5/01/13-10/31/13
A	Actual	1.40%	$1,000.00	$1,004.89	$7.07
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
B	Actual	2.15%	$1,000.00	$1,001.99	$10.85
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
C	Actual	2.15%	$1,000.00	$1,001.00	$10.84
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
I	Actual	1.15%	$1,000.00	$1,005.82	$5.81
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R1	Actual	2.15%	$1,000.00	$1,001.00	$10.84
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
R2	Actual	1.65%	$1,000.00	$1,003.95	$8.33
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
R3	Actual	1.40%	$1,000.00	$1,005.87	$7.08
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
R4	Actual	1.15%	$1,000.00	$1,006.79	$5.82
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R5	Actual	1.07%	$1,000.00	$1,006.76	$5.41
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 84.9%
Issuer	Shares/Par	Value ($)
Aerospace - 2.3%
Alliant Techsystems, Inc.	750	$81,653
BE Aerospace, Inc. (a)	2,090	169,624
Cobham PLC	36,386	168,140
Exelis, Inc.	3,060	50,459
FLIR Systems, Inc.	3,110	88,573
Honeywell International, Inc.	8,790	762,357
Lockheed Martin Corp.	8,920	1,189,393
MTU Aero Engines AG	630	62,948
Northrop Grumman Corp.	4,850	521,424
Precision Castparts Corp.	4,374	1,108,590
Raytheon Co.	1,820	149,913
Rolls-Royce Holdings PLC, “C”	10,495	193,518
Rolls-Royce Holdings PLC, IPS (a)	902,570	1,447
Saab AB, “B”	3,860	77,438
TransDigm Group, Inc.	1,020	148,318
United Technologies Corp.	8,620	915,875

		$5,689,670
Airlines - 0.3%
Alaska Air Group, Inc.	970	$68,540
Controladora Vuela Compania de Aviacion S.A.B. de C.V., ADR (a)	8,910	120,820
Copa Holdings S.A., “A”	1,742	260,499
Delta Air Lines, Inc.	2,910	76,766
Stagecoach Group PLC	29,820	168,303
United Continental Holdings, Inc. (a)	1,140	38,703

		$733,631
Alcoholic Beverages - 1.1%
Beam, Inc.	2,890	$194,497
Carlsberg Group	1,907	190,414
Companhia de Bebidas das Americas, ADR	1,550	57,660
Constellation Brands, Inc., “A” (a)	1,520	99,256
Diageo PLC	24,386	776,927
Heineken N.V.	9,718	671,606
Pernod Ricard S.A.	5,983	718,923

		$2,709,283
Apparel Manufacturers - 1.7%
Adidas AG	1,080	$123,292
Christian Dior S.A.	800	152,068

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Apparel Manufacturers - continued
Cia.Hering S.A.	5,700	$82,821
Compagnie Financiere Richemont S.A.	1,594	163,467
Gerry Weber International AG	3,824	158,747
Guess?, Inc.	2,180	68,125
Hanesbrands, Inc.	3,680	250,682
Li & Fung Ltd.	392,000	554,149
LVMH Moet Hennessy Louis Vuitton S.A.	4,515	869,268
Michael Kors Holdings Ltd. (a)	9,805	754,495
NIKE, Inc., “B”	3,220	243,947
PVH Corp.	4,431	551,970
VF Corp.	1,507	324,005

		$4,297,036
Automotive - 2.1%
Autoliv, Inc.	2,640	$235,567
Delphi Automotive PLC	14,540	831,688
DENSO Corp.	9,400	449,781
Geely Automobile Holdings Ltd.	320,000	161,383
General Motors Co. (a)	12,980	479,611
Goodyear Tire & Rubber Co.	16,090	337,568
Guangzhou Automobile Group Co. Ltd., “H”	208,000	246,821
Honda Motor Co. Ltd.	21,100	840,095
Johnson Controls, Inc.	10,090	465,654
Kia Motors Corp.	3,430	199,511
LKQ Corp. (a)	13,660	451,190
Tesla Motors, Inc. (a)	580	92,765
Toyota Motor Corp.	1,600	103,488
TRW Automotive Holdings Corp. (a)	3,610	271,147
USS Co. Ltd.	8,100	118,291

		$5,284,560
Biotechnology - 1.4%
Abcam PLC	20,930	$169,306
Alexion Pharmaceuticals, Inc. (a)	3,790	465,981
Amgen, Inc.	1,848	214,368
Biogen Idec, Inc. (a)	1,659	405,111
Celgene Corp. (a)	5,257	780,612
Gilead Sciences, Inc. (a)	12,970	920,740
Illumina, Inc. (a)	3,230	302,037
Regeneron Pharmaceuticals, Inc. (a)	897	257,977
Vertex Pharmaceuticals, Inc. (a)	1,150	82,041

		$3,598,173

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Broadcasting - 1.8%
Discovery Communications, Inc., “A” (a)	5,955	$529,519
Fuji Television Network, Inc.	6,500	129,101
Havas S.A.	23,422	195,132
Interpublic Group of Companies, Inc.	5,890	98,952
Nippon Television Holdings, Inc.	15,800	288,587
Omnicom Group, Inc.	2,935	199,903
Publicis Groupe	6,468	539,474
Rightmove PLC	5,318	226,133
Scripps Networks Interactive, Inc., “A”	2,910	234,255
Time Warner, Inc.	4,410	303,143
Twenty-First Century Fox, Inc.	18,930	645,134
Viacom, Inc., “B”	5,860	488,079
Walt Disney Co.	10,010	686,586

		$4,563,998
Brokerage & Asset Managers - 1.5%
Aberdeen Asset Management PLC	9,667	$68,650
Affiliated Managers Group, Inc. (a)	3,355	662,411
BlackRock, Inc.	1,422	427,752
BM&F Bovespa S.A.	15,500	87,664
Computershare Ltd.	23,309	236,608
Daiwa Securities Group, Inc.	11,000	99,786
Evercore Partners, Inc.	6,890	347,738
Franklin Resources, Inc.	6,284	338,456
IG Group Holdings PLC	28,181	277,213
IntercontinentalExchange, Inc. (a)	2,628	506,494
LPL Financial Holdings, Inc.	2,970	120,998
NASDAQ OMX Group, Inc.	5,275	186,893
Schroders PLC	6,108	252,576
TD Ameritrade Holding Corp.	2,660	72,512

		$3,685,751
Business Services - 3.9%
Accenture PLC, “A”	14,710	$1,081,185
Amadeus Holdings AG	17,091	634,665
Brenntag AG	2,192	371,428
Bright Horizons Family Solutions, Inc. (a)	11,750	437,688
Brunel International N.V.	2,721	160,117
Bunzl PLC	9,839	217,233
Capita PLC	11,876	187,754
Cognizant Technology Solutions Corp., “A” (a)	6,269	544,964
Compass Group PLC	62,980	905,810
Concur Technologies, Inc. (a)	290	30,334

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Constant Contact, Inc. (a)	8,790	$227,749
Copart, Inc. (a)	2,260	72,840
Dun & Bradstreet Corp.	160	17,406
Experian Group Ltd.	17,735	361,141
Fidelity National Information Services, Inc.	6,070	295,913
Fiserv, Inc. (a)	890	93,210
FleetCor Technologies, Inc. (a)	10,580	1,220,403
Forrester Research, Inc.	1,140	44,243
Gartner, Inc. (a)	7,790	459,221
IHS, Inc., “A” (a)	810	88,331
Intertek Group PLC	7,327	391,447
Jones Lang LaSalle, Inc.	3,310	315,112
LPS Brasil - Consultoria de Imoveis S.A.	5,300	37,120
Mitsubishi Corp.	7,900	159,237
Nomura Research Institute Ltd.	14,300	478,460
Performant Financial Corp. (a)	5,350	53,340
Premier Farnell PLC	26,240	95,043
Realogy Holdings Corp. (a)	3,370	138,642
Serco Group PLC	6,475	57,828
Sodexo	2,539	246,449
Verisk Analytics, Inc., “A” (a)	5,990	410,435
Xoom Corp. (a)	3,070	91,330

		$9,926,078
Cable TV - 1.2%
Charter Communications, Inc., “A” (a)	2,062	$276,803
Comcast Corp., “A”	15,618	743,104
Comcast Corp., “Special A”	15,610	722,743
Dish Network Corp., “A”	960	46,272
Liberty Global PLC, “A” (a)	3,150	246,866
Time Warner Cable, Inc.	7,073	849,821
Ziggo N.V.	2,891	124,058

		$3,009,667
Chemicals - 1.2%
3M Co.	2,664	$335,264
Celanese Corp.	1,760	98,578
CF Industries Holdings, Inc.	2,673	576,299
Givaudan S.A.	134	190,215
Intrepid Potash, Inc.	2,780	41,283
LyondellBasell Industries N.V., “A”	9,490	707,954
Marrone Bio Innovations, Inc. (a)	1,750	30,415
Monsanto Co.	3,397	356,277

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - continued
PPG Industries, Inc.	3,104	$566,728
Victrex PLC	3,527	93,311

		$2,996,324
Computer Software - 2.4%
ANSYS, Inc. (a)	410	$35,855
Autodesk, Inc. (a)	4,720	188,375
CA, Inc.	4,950	157,212
Citrix Systems, Inc. (a)	8,194	465,255
CommVault Systems, Inc. (a)	3,650	284,992
Dassault Systemes S.A.	1,424	173,062
Intuit, Inc.	1,053	75,195
Microsoft Corp.	9,950	351,733
OBIC Co. Ltd.	18,200	570,080
Oracle Corp.	39,512	1,323,652
PTC, Inc. (a)	1,290	35,759
Qlik Technologies, Inc. (a)	8,560	216,910
Salesforce.com, Inc. (a)	6,323	337,395
SAP AG	2,165	170,081
SolarWinds, Inc. (a)	2,370	85,770
Symantec Corp.	30,780	699,937
TIBCO Software, Inc. (a)	14,880	365,453
VeriSign, Inc. (a)	7,799	423,330
VMware, Inc., “A” (a)	480	39,014

		$5,999,060
Computer Software - Systems - 2.7%
Apple, Inc. (s)	3,214	$1,678,833
Canon, Inc.	10,200	320,533
CDW Corp.	3,610	79,384
Cvent, Inc. (a)	1,390	43,076
E2open, Inc. (a)	1,810	40,725
EMC Corp.	20,043	482,435
Exa Corp. (a)	2,600	39,936
Fleetmatics Group PLC (a)	3,120	99,060
Hewlett-Packard Co.	51,210	1,247,988
Ingram Micro, Inc., “A” (a)	3,170	73,449
International Business Machines Corp.	4,218	755,908
Linx S.A.	1,900	34,341
MiX Telematics Ltd., SP ADR (a)	4,690	61,158
Model N, Inc. (a)	8,090	72,729
NCR Corp. (a)	3,700	135,235
NICE Systems Ltd.	4,718	185,977

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - continued
NICE Systems Ltd., ADR	5,030	$197,075
Nintendo Co. Ltd.	400	44,829
SciQuest, Inc. (a)	5,250	114,660
SS&C Technologies Holdings, Inc. (a)	8,350	328,155
Teradata Corp. (a)	540	23,798
Vantiv, Inc., “A” (a)	13,960	383,900
Venture Corp. Ltd.	5,000	31,315
Western Digital Corp.	3,640	253,453
Xerox Corp.	9,100	90,454

		$6,818,406
Conglomerates - 0.2%
DCC PLC	3,976	$178,440
First Pacific Co. Ltd.	128,000	145,616
Hutchison Whampoa Ltd.	16,000	199,355

		$523,411
Construction - 0.7%
Bellway PLC	11,524	$277,903
Geberit AG	1,216	363,587
NVR, Inc. (a)	39	35,775
Pool Corp.	4,460	242,535
Semen Indonesia Persero Tbk PT	76,000	96,749
Sherwin-Williams Co.	329	61,852
Stanley Black & Decker, Inc.	7,313	578,385

		$1,656,786
Consumer Products - 1.7%
Colgate-Palmolive Co.	4,489	$290,573
Elizabeth Arden, Inc. (a)	840	30,400
Estee Lauder Cos., Inc., “A”	1,746	123,896
Henkel KGaA, IPS	5,457	590,517
International Flavors & Fragrances, Inc.	890	73,559
Kao Corp.	12,700	421,697
Kose Corp.	1,700	49,601
L’Oreal S.A.	860	147,301
Newell Rubbermaid, Inc.	8,130	240,892
Nu Skin Enterprises, Inc., “A”	2,430	284,140
Procter & Gamble Co.	9,002	726,912
Reckitt Benckiser Group PLC	11,357	882,812
Sensient Technologies Corp.	1,330	69,333
Uni-Charm Corp.	3,900	249,476

		$4,181,109

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 0.5%
Diamond Resorts International, Inc. (a)	4,810	$91,775
Estacio Participacoes S.A., ADR	21,240	170,324
HomeAway, Inc. (a)	4,984	147,776
Kroton Educacional S.A.	8,500	125,591
MakeMyTrip Ltd. (a)	5,130	76,950
Priceline.com, Inc. (a)	680	716,604

		$1,329,020
Containers - 0.4%
Ball Corp.	1,290	$63,068
Brambles Ltd.	24,090	211,749
Crown Holdings, Inc. (a)	7,340	320,024
Greif, Inc., “A”	1,250	66,863
Owens-Illinois, Inc. (a)	1,670	53,089
Packaging Corp. of America	3,430	213,620
Sealed Air Corp.	2,420	73,036
Viscofan S.A.	2,474	131,323

		$1,132,772
Electrical Equipment - 2.5%
AMETEK, Inc.	11,492	$549,662
Amphenol Corp., “A”	4,090	328,386
Danaher Corp. (s)	14,770	1,064,769
General Electric Co.	17,020	444,903
Legrand S.A.	4,766	270,683
Mettler-Toledo International, Inc. (a)	1,317	325,905
MSC Industrial Direct Co., Inc., “A”	1,210	92,408
Pentair Ltd.	6,390	428,705
Prysmian S.p.A.	4,746	115,990
Schneider Electric S.A.	7,891	664,804
Sensata Technologies Holding B.V. (a)	7,160	269,431
Siemens AG	3,797	485,533
Spectris PLC	2,484	92,083
TriMas Corp. (a)	6,920	261,991
Tyco International Ltd.	12,860	470,033
W.W. Grainger, Inc.	467	125,609
WESCO International, Inc. (a)	4,870	416,190

		$6,407,085
Electronics - 1.6%
Altera Corp.	15,160	$509,376
Analog Devices, Inc.	1,440	70,992
ASM International N.V.	1,145	37,801
Halma PLC	12,345	108,570

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Hirose Electric Co. Ltd.	600	$91,162
Infineon Technologies AG	15,519	150,215
Intel Corp.	18,810	459,528
Jabil Circuit, Inc.	2,140	44,640
JDS Uniphase Corp. (a)	6,730	88,096
KLA-Tencor Corp.	460	30,176
Linear Technology Corp.	1,340	55,128
Mellanox Technologies Ltd. (a)	4,350	157,818
Microchip Technology, Inc.	6,720	288,691
NXP Semiconductors N.V. (a)	5,700	240,084
Rubicon Technology, Inc. (a)	5,360	46,096
Samsung Electronics Co. Ltd.	132	182,305
Silicon Laboratories, Inc. (a)	3,920	157,662
Siliconware Precision Industries Co. Ltd., ADR	34,814	208,536
Stratasys Ltd. (a)	1,990	225,328
Taiwan Semiconductor Manufacturing Co. Ltd.	56,654	211,154
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	26,062	479,801
Ultratech, Inc. (a)	5,760	137,030
Universal Display Corp. (a)	1,040	33,176
Veeco Instruments, Inc. (a)	2,820	82,372

		$4,095,737
Energy - Independent - 2.8%
Anadarko Petroleum Corp.	3,060	$291,587
Antero Resources Corp. (a)	6,960	393,170
Apache Corp.	1,000	88,800
Cabot Oil & Gas Corp.	25,116	887,097
Cairn Energy PLC (a)	31,005	140,590
Canadian Oil Sands Ltd.	4,730	92,274
Cenovus Energy, Inc.	4,030	119,742
Cimarex Energy Co.	590	62,157
CONSOL Energy, Inc.	9,060	330,690
Energen Corp.	750	58,740
EOG Resources, Inc.	3,006	536,270
EQT Corp.	2,570	220,018
Galp Energia SGPS S.A.	4,212	71,371
Goodrich Petroleum Corp. (a)	1,900	44,441
Gulfport Energy Corp. (a)	3,190	187,221
HollyFrontier Corp.	1,640	75,538
INPEX Corp.	24,600	283,702
Marathon Petroleum Corp.	9,469	678,549
Noble Energy, Inc.	5,848	438,191
Occidental Petroleum Corp.	4,370	419,870

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Oil Search Ltd.	13,950	$112,203
PDC Energy, Inc. (a)	630	42,720
Peabody Energy Corp.	8,540	166,359
Pioneer Natural Resources Co.	3,470	710,587
Range Resources Corp.	1,660	125,679
Reliance Industries Ltd.	9,460	140,803
SM Energy Co.	1,160	102,788
Valero Energy Corp.	3,060	125,980
Walter Energy, Inc.	4,340	68,963

		$7,016,100
Energy - Integrated - 2.5%
BG Group PLC	27,798	$567,616
BP PLC	14,425	111,644
Chevron Corp.	10,666	1,279,493
Exxon Mobil Corp. (s)	31,345	2,809,139
Petroleo Brasileiro S.A., ADR	14,170	246,983
Royal Dutch Shell PLC, “A”	35,281	1,174,667
Suncor Energy, Inc.	2,974	108,075

		$6,297,617
Engineering - Construction - 0.2%
Fluor Corp.	3,050	$226,371
JGC Corp.	7,000	266,602
Team, Inc. (a)	1,620	60,410

		$553,383
Entertainment - 0.1%
AMC Networks, Inc., “A” (a)	3,200	$224,288

Food & Beverages - 3.2%
Booker Group PLC	53,101	$127,798
Britvic PLC	23,521	235,710
Bunge Ltd.	1,470	120,731
Chr. Hansen Holding A.S.	11,126	412,168
Coca-Cola Co.	13,427	531,306
Coca-Cola Enterprises, Inc.	10,070	420,221
Dr Pepper Snapple Group, Inc.	3,270	154,835
General Mills, Inc.	13,010	655,964
Groupe Danone	23,609	1,750,851
Grupo Lala S.A.B. de C.V. (a)	20,000	44,423
Ingredion, Inc.	1,470	96,667
ITO EN Ltd.	1,300	29,139
J.M. Smucker Co.	1,110	123,443

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Kellogg Co.	860	$54,395
Kerry Group PLC	2,315	148,249
M. Dias Branco S.A. Industria e Comercio de Alimentos	5,000	234,510
Mead Johnson Nutrition Co., “A”	3,139	256,331
Mondelez International, Inc.	12,060	405,698
Nestle S.A.	26,352	1,902,305
Pinnacle Foods, Inc.	2,890	78,290
Tate & Lyle PLC	6,200	78,684
Tyson Foods, Inc., “A”	10,320	285,554

		$8,147,272
Food & Drug Stores - 1.1%
Alimentation Couche-Tard, Inc.	1,953	$132,882
Brazil Pharma S.A. (a)	5,200	19,266
Cosmos Pharmaceutical Corp.	836	101,684
CVS Caremark Corp.	18,032	1,122,672
Dairy Farm International Holdings Ltd.	3,600	40,788
Empire Co. Ltd., “A”	1,140	83,949
Fairway Group Holdings Corp. (a)	3,770	92,101
Kroger Co.	16,332	699,663
Lawson, Inc.	3,600	288,132
Sundrug Co. Ltd.	4,800	238,462
Wumart Stores, Inc.	31,000	51,740

		$2,871,339
Furniture & Appliances - 0.0%
SodaStream International Ltd. (a)	1,530	$81,809

Gaming & Lodging - 0.6%
Ladbrokes PLC	49,006	$150,159
Las Vegas Sands Corp.	2,480	174,146
Norwegian Cruise Line Holdings Ltd. (a)	2,390	76,528
Paddy Power PLC	573	46,290
Sands China Ltd.	52,800	375,246
Wynn Resorts Ltd.	4,064	675,640

		$1,498,009
General Merchandise - 0.9%
Clicks Group Ltd.	19,625	$122,281
Costco Wholesale Corp.	1,177	138,886
Dollarama, Inc.	1,550	133,229
Five Below, Inc. (a)	4,200	202,692
Kohl’s Corp.	5,490	311,832

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - continued
Lojas Renner S.A.	1,000	$30,131
Macy’s, Inc.	12,110	558,392
Target Corp.	9,740	631,055
Wal-Mart Stores, Inc.	1,471	112,899

		$2,241,397
Health Maintenance Organizations - 0.4%
Odontoprev S.A.	16,000	$66,137
UnitedHealth Group, Inc.	3,400	232,084
WellPoint, Inc.	7,760	658,048

		$956,269
Insurance - 3.7%
ACE Ltd.	4,800	$458,112
Admiral Group PLC	1,659	34,022
Aflac, Inc.	4,010	260,570
AIA Group Ltd.	125,800	638,492
Allied World Assurance Co.	1,000	108,290
American International Group, Inc.	8,423	435,048
Amlin PLC	31,726	216,755
Aon PLC	3,410	269,697
Assurant, Inc.	2,150	125,732
Berkshire Hathaway, Inc., “B” (a)	868	99,889
Catlin Group Ltd.	6,773	55,602
Chubb Corp.	1,200	110,496
Delta Lloyd N.V.	9,090	193,275
Euler Hermes	473	62,449
Everest Re Group Ltd.	4,651	715,045
Genworth Financial, Inc. (a)	2,980	43,299
Hanover Insurance Group, Inc.	1,180	69,077
Hartford Financial Services Group, Inc.	1,510	50,887
Hiscox Ltd.	35,272	374,112
ING Groep N.V. (a)	42,168	537,211
Jardine Lloyd Thompson Group PLC	4,901	78,661
Lincoln National Corp.	6,690	303,793
MetLife, Inc.	23,930	1,132,128
Protective Life Corp.	1,600	73,728
Prudential Financial, Inc.	11,500	935,985
Sony Financial Holdings, Inc.	12,800	237,828
Storebrand A.S.A. (a)	18,313	118,251
Swiss Re Ltd.	1,886	165,663
Symetra Financial Corp.	3,330	62,371
Third Point Reinsurance Ltd. (a)	3,850	60,060

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Travelers Cos., Inc.	3,410	$294,283
Unum Group	1,920	60,941
Validus Holdings Ltd.	14,842	585,962
Zurich Insurance Group AG	1,206	333,483

		$9,301,197
Internet - 2.1%
ChannelAdvisor Corp. (a)	4,000	$139,440
eBay, Inc. (a)	9,190	484,405
Facebook, Inc., “A“ (a)	7,420	372,929
Google, Inc., “A” (a)	2,121	2,185,860
LinkedIn Corp., “A” (a)	1,755	392,541
Millennial Media, Inc. (a)	9,530	66,996
Naver Corp.	161	90,612
Pandora Media, Inc. (a)	3,510	88,206
Shutterfly, Inc. (a)	1,710	84,029
Shutterstock, Inc. (a)	1,320	93,456
Yahoo Japan Corp.	62,100	288,617
Yahoo!, Inc. (a)	17,130	564,091
Yelp, Inc. (a)	5,420	367,205

		$5,218,387
Leisure & Toys - 0.2%
Brunswick Corp.	3,960	$178,715
Hasbro, Inc.	2,530	130,675
Mattel, Inc.	1,680	74,542
Polaris Industries, Inc.	385	50,416
Sankyo Co. Ltd.	600	28,435
Yamaha Corp.	2,300	34,150

		$496,933
Machinery & Tools - 2.7%
Allison Transmission Holdings, Inc.	5,830	$141,961
Atlas Copco AB, “A”	13,584	376,911
Burckhardt Compression Holding AG	452	181,079
Cummins, Inc.	3,604	457,780
Eaton Corp. PLC	6,510	459,346
Flowserve Corp.	1,612	111,986
GEA Group AG	7,596	330,547
GLORY Ltd.	9,300	229,923
Illinois Tool Works, Inc.	940	74,063
IPG Photonics Corp.	2,348	155,602
Joy Global, Inc.	15,123	858,230
Kennametal, Inc.	6,420	295,320

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Kone Oyj, “B”	936	$82,542
Neopost S.A.	1,889	143,013
Nordson Corp.	810	58,393
Oshkosh Corp.	3,390	161,330
Polypore International, Inc. (a)	6,420	290,184
Proto Labs, Inc. (a)	670	56,186
Regal Beloit Corp.	980	71,863
Roper Industries, Inc.	6,609	838,087
Schindler Holding AG	3,260	462,404
Spirax-Sarco Engineering PLC	3,958	185,184
SPX Corp.	1,050	95,246
Timken Co.	2,810	148,396
United Rentals, Inc. (a)	1,530	98,823
WABCO Holdings, Inc. (a)	4,540	388,987
Weir Group PLC	5,230	189,099

		$6,942,485
Major Banks - 4.2%
Bank of Ireland (a)	124,810	$45,754
Bank of New York Mellon Corp.	7,650	243,270
Barclays PLC	42,940	181,489
BNP Paribas	6,069	449,420
Comerica, Inc.	2,158	93,441
Goldman Sachs Group, Inc.	6,334	1,018,887
HSBC Holdings PLC	107,310	1,173,627
Huntington Bancshares, Inc.	13,090	115,192
JPMorgan Chase & Co. (s)	42,920	2,212,097
KeyCorp	9,520	119,286
Mitsubishi UFJ Financial Group, Inc.	44,500	280,586
Morgan Stanley	17,800	511,394
PNC Financial Services Group, Inc.	4,460	327,944
Regions Financial Corp.	7,360	70,877
Royal Bank Of Scotland Group PLC (a)	28,589	168,506
Standard Chartered PLC	15,732	378,244
State Street Corp.	6,065	424,973
Sumitomo Mitsui Financial Group, Inc.	14,800	709,672
Wells Fargo & Co.	35,360	1,509,518
Westpac Banking Corp.	17,200	557,438

		$10,591,615
Medical & Health Technology & Services - 1.6%
Advisory Board Co. (a)	4,710	$323,106
AmerisourceBergen Corp.	5,140	335,796
Cardinal Health, Inc.	5,810	340,815

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Catamaran Corp. (a)	8,890	$417,474
Cerner Corp. (a)	8,228	461,015
Community Health Systems, Inc.	2,680	116,928
Covance, Inc. (a)	2,350	209,761
Express Scripts Holding Co. (a)	8,552	534,671
Fresenius Medical Care AG & Co. KGaA	1,138	75,340
Healthcare Services Group, Inc.	4,990	136,676
Henry Schein, Inc. (a)	3,210	360,900
Kobayashi Pharmaceutical Co. Ltd.	1,700	94,915
McKesson Corp.	1,828	285,790
Miraca Holdings, Inc.	5,400	242,459
Quest Diagnostics, Inc.	1,110	66,500
Universal Health Services, Inc.	500	40,280

		$4,042,426
Medical Equipment - 2.4%
Abbott Laboratories	18,999	$694,413
Align Technology, Inc. (a)	2,200	125,532
Cardiovascular Systems, Inc. (a)	4,490	136,272
CareFusion Corp. (a)	2,590	100,414
Cepheid, Inc. (a)	3,510	142,927
Cooper Cos., Inc.	2,447	316,177
Covidien PLC	7,716	494,673
DENTSPLY International, Inc.	2,090	98,439
DexCom, Inc. (a)	1,720	49,416
Endologix, Inc. (a)	15,010	271,231
Essilor International S.A.	1,162	124,797
GenMark Diagnostics, Inc. (a)	4,530	54,813
Globus Medical, Inc., “A” (a)	4,460	85,632
Intuitive Surgical, Inc. (a)	85	31,578
Medtronic, Inc.	6,180	354,732
Nihon Kohden Corp.	4,000	164,141
Novadaq Technologies, Inc. (a)	1,460	24,134
NxStage Medical, Inc. (a)	4,440	58,919
PerkinElmer, Inc.	11,500	437,460
Sonova Holding AG	3,204	417,030
St. Jude Medical, Inc.	3,890	223,247
Stryker Corp.	2,190	161,753
TearLab Corp. (a)	4,350	45,371
Teleflex, Inc.	1,040	95,867
Thermo Fisher Scientific, Inc.	14,913	1,458,193
Uroplasty, Inc. (a)	6,880	20,846

		$6,188,007

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 0.8%
Century Aluminum Co. (a)	7,280	$63,190
Gerdau S.A., ADR	17,760	140,837
Globe Specialty Metals, Inc.	7,120	124,885
GrafTech International Ltd. (a)	18,250	162,425
Horsehead Holding Corp. (a)	5,810	84,303
Iluka Resources Ltd.	53,487	520,698
Molycorp, Inc. (a)	16,320	82,742
Rio Tinto Ltd.	2,966	179,384
Rio Tinto PLC	11,340	574,205

		$1,932,669
Natural Gas - Distribution - 0.6%
AGL Resources, Inc.	1,710	$81,841
China Resources Gas Group Ltd.	32,000	82,755
GDF Suez	9,980	248,513
National Fuel Gas Co.	2,130	152,402
NiSource, Inc.	2,170	68,398
NorthWestern Corp.	1,320	60,509
Sempra Energy	2,600	236,964
Snam S.p.A.	27,460	141,529
Spectra Energy Corp.	6,170	219,467
Tokyo Gas Co. Ltd.	44,000	238,056

		$1,530,434
Natural Gas - Pipeline - 0.1%
Kinder Morgan, Inc.	3,998	$141,169
QEP Midstream Partners LP	2,760	63,259
StealthGas, Inc. (a)	2,150	24,725

		$229,153
Network & Telecom - 0.7%
Ericsson, Inc., “B”	59,865	$714,587
Fortinet, Inc. (a)	3,410	68,575
Nokia Oyj (a)	33,323	252,011
Qualcomm, Inc.	7,650	531,446
VTech Holdings Ltd.	14,600	209,594

		$1,776,213
Oil Services - 1.1%
Atwood Oceanics, Inc. (a)	3,710	$197,112
C&J Energy Services, Inc. (a)	2,160	49,766
Cameron International Corp. (a)	6,270	343,972
Core Laboratories N.V.	916	171,494
Dresser-Rand Group, Inc. (a)	8,138	494,546

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - continued
Ensco PLC, “A”	5,230	$301,510
FMC Technologies, Inc. (a)	3,240	163,782
Frank’s International N.V.	3,070	93,911
Halliburton Co.	3,480	184,544
John Wood Group PLC	10,462	136,211
Noble Corp.	1,820	68,614
Saipem S.p.A.	5,465	128,071
Schlumberger Ltd.	1,632	152,951
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	1,351	155,917
Superior Energy Services, Inc. (a)	4,020	107,857
Technip	750	78,563

		$2,828,821
Other Banks & Diversified Financials - 3.6%
Aeon Financial Service Co. Ltd.	6,000	$183,362
American Express Co.	5,040	412,272
Banco Santander Chile, ADR	2,906	71,371
Chiba Bank Ltd.	31,000	220,055
CIT Group, Inc.	1,560	75,130
Citigroup, Inc.	23,459	1,144,330
Credicorp Ltd.	2,233	305,028
DBS Group Holdings Ltd.	13,000	175,189
Discover Financial Services	16,888	876,149
DNB A.S.A.	10,876	192,745
Erste Group Bank AG	9,170	323,403
Fifth Third Bancorp	11,450	217,894
First Republic Bank	2,020	103,161
Hachijuni Bank Ltd.	6,000	36,855
HDFC Bank Ltd.	12,747	141,212
HDFC Bank Ltd., ADR	3,810	138,113
ICICI Bank Ltd.	4,094	74,675
Itau Unibanco Holding S.A., ADR	16,404	252,786
Joyo Bank Ltd.	9,000	46,496
Julius Baer Group Ltd.	8,084	397,273
Jyske Bank (a)	3,687	208,135
Kasikornbank Public Co. Ltd.	18,000	109,880
KBC Group N.V.	7,413	404,110
MasterCard, Inc., “A”	981	703,475
New York Community Bancorp, Inc.	3,900	63,219
North Pacific Ltd.	11,200	48,750
PrivateBancorp, Inc.	2,070	50,425
Public Bank Berhad	23,000	133,384
Sberbank of Russia, ADR	13,724	175,255

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
SLM Corp.	8,600	$218,182
SunTrust Banks, Inc.	6,280	211,259
Sydbank A/S (a)	1,195	35,307
TCF Financial Corp.	14,260	216,467
UniCredit S.p.A	36,748	276,416
Unione di Banche Italiane S.c.p.A.	1,126	7,797
Visa, Inc., “A”	4,321	849,811
Western Union Co.	3,110	52,932
Zions Bancorporation	1,490	42,271

		$9,194,574
Pharmaceuticals - 4.9%
AbbVie, Inc.	740	$35,853
Actavis PLC (a)	4,300	664,694
Bayer AG	7,977	991,449
Bristol-Myers Squibb Co.	17,610	924,877
Endo Health Solutions, Inc. (a)	5,390	235,705
Genomma Lab Internacional S.A., “B” (a)	75,193	200,384
GlaxoSmithKline PLC	38,193	1,006,457
Johnson & Johnson	20,120	1,863,313
Kythera Biopharmaceuticals, Inc. (a)	1,880	84,055
Merck & Co., Inc.	5,890	265,580
Mylan, Inc. (a)	2,090	79,148
Novartis AG	12,100	939,489
Novo Nordisk A/S, “B”	864	143,758
Perrigo Co.	4,248	585,757
Pfizer, Inc.	53,629	1,645,338
Roche Holding AG	4,754	1,316,146
Santen Pharmaceutical Co. Ltd.	9,600	483,759
Tsumura & Co.	4,000	125,292
Valeant Pharmaceuticals International, Inc. (a)	6,760	714,667
Zoetis, Inc.	5,010	158,617

		$12,464,338
Pollution Control - 0.1%
Stericycle, Inc. (a)	1,270	$147,574

Printing & Publishing - 0.2%
McGraw-Hill Cos., Inc.	1,250	$87,100
Moody’s Corp.	3,525	249,077
Pearson PLC	7,800	163,085
UBM PLC	3,809	41,744

		$541,006

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 0.7%
Canadian National Railway Co.	3,490	$383,656
Diana Shipping, Inc. (a)	15,650	177,471
Kansas City Southern Co.	3,068	372,823
Kuehne & Nagel International AG	1,390	175,713
Navios Maritime Holdings, Inc.	13,450	95,226
Union Pacific Corp.	3,428	518,999

		$1,723,888
Real Estate - 0.9%
Annaly Mortgage Management, Inc., REIT	5,310	$62,605
Ascendas Real Estate Investment Trust, REIT	80,000	152,632
Big Yellow Group PLC, REIT	5,750	43,083
Corporate Office Properties Trust, REIT	3,880	95,448
DDR Corp., REIT	4,420	74,919
Deutsche Annington Immobilien SE (a)	2,664	69,447
Deutsche Wohnen AG	7,586	142,756
EPR Properties, REIT	1,820	93,493
Equity Lifestyle Properties, Inc., REIT	1,680	63,823
GSW Immobilien AG (a)	4,158	193,359
Host Hotels & Resorts, Inc., REIT	7,490	138,940
Macquarie Mexico Real Estate S.A. de C.V., REIT	61,400	112,849
Mid-America Apartment Communities, Inc., REIT	1,220	81,008
Midland Holdings Ltd.	230,000	93,744
Mitsubishi Estate Co. Ltd.	9,000	256,005
Public Storage, Inc., REIT	590	98,512
Simon Property Group, Inc., REIT	709	109,576
Supalai PLC	141,600	80,524
TAG Immobilien AG	6,860	82,896
Vornado Realty Trust, REIT	1,280	113,997

		$2,159,616
Restaurants - 0.9%
Arcos Dorados Holdings, Inc.	32,822	$395,177
BJ’s Restaurants, Inc. (a)	4,600	124,476
Chipotle Mexican Grill, Inc., “A” (a)	528	278,240
Chuy’s Holdings, Inc. (a)	440	16,544
McDonald’s Corp.	6,808	657,108
Starbucks Corp.	2,450	198,571
Whitbread PLC	7,689	423,239
YUM! Brands, Inc.	3,231	218,480

		$2,311,835
Special Products & Services - 0.1%
Filtrona PLC	14,836	$186,379

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 1.6%
Air Products & Chemicals, Inc.	640	$69,766
Airgas, Inc.	1,960	213,777
Akzo Nobel N.V.	9,130	663,944
Albemarle Corp.	950	62,881
Chugoku Marine Paints Ltd.	6,000	34,171
Croda International PLC	2,634	102,881
Elementis PLC	47,789	198,535
FMC Corp.	7,230	526,055
Kansai Paint Co. Ltd.	6,000	80,057
L’Air Liquide S.A.	1,032	140,540
Linde AG	3,656	694,703
Rockwood Holdings, Inc.	610	38,581
Sika AG	85	268,017
Symrise AG	10,283	435,886
Tronox Ltd., “A”	7,000	161,630
Valspar Corp.	1,320	92,360
W.R. Grace & Co. (a)	3,610	330,893

		$4,114,677
Specialty Stores - 2.2%
ABC-Mart, Inc.	4,200	$209,722
Advance Auto Parts, Inc.	2,820	279,688
Amazon.com, Inc. (a)	1,285	467,779
American Eagle Outfitters, Inc.	4,340	67,227
ANN, Inc. (a)	1,350	47,736
AutoZone, Inc. (a)	1,188	516,412
Bed Bath & Beyond, Inc. (a)	5,440	420,621
Best Buy Co., Inc.	5,040	215,712
Children’s Place Retail Stores, Inc. (a)	1,200	65,508
Citi Trends, Inc. (a)	5,760	84,557
Dick’s Sporting Goods, Inc.	2,770	147,392
Esprit Holdings Ltd.	46,621	85,629
GameStop Corp., “A”	2,040	111,833
Hennes & Mauritz AB, “B”	4,730	204,381
Home Depot, Inc.	910	70,880
Industria de Diseno Textil S.A.	1,000	164,288
Monro Muffler Brake, Inc.	4,730	217,580
NEXT PLC	2,050	178,976
Nitori Co. Ltd.	1,750	163,912
O’Reilly Automotive, Inc. (a)	1,120	138,667
PetSmart, Inc.	3,690	268,484
Ross Stores, Inc.	8,092	625,916
Sally Beauty Holdings, Inc. (a)	4,310	113,439
Staples, Inc.	10,250	165,230

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Tiffany & Co.	2,790	$220,884
TJX Cos., Inc.	850	51,672
Tractor Supply Co.	4,446	317,222

		$5,621,347
Telecommunications - Wireless - 1.5%
American Tower Corp., REIT	13,506	$1,071,701
KDDI Corp.	18,100	977,433
NTT DoCoMo, Inc.	8,200	130,093
SBA Communications Corp. (a)	3,400	297,398
SoftBank Corp.	1,100	81,664
Tele2 AB, “B”	8,157	98,437
TIM Participacoes S.A., ADR	8,553	217,417
Vodafone Group PLC	224,468	827,277

		$3,701,420
Telephone Services - 1.2%
AT&T, Inc.	12,370	$447,794
Bezeq - The Israel Telecommunication Corp. Ltd.	27,130	47,247
British Telecom Group, PLC	19,820	119,808
CenturyLink, Inc.	3,026	102,460
China Unicom (Hong Kong) Ltd.	232,000	366,269
Frontier Communications Corp.	27,780	122,510
TDC A.S.	28,311	255,627
Telecom Italia S.p.A.	172,935	135,129
Telefonica Brasil S.A., ADR	4,510	100,032
Verizon Communications, Inc.	23,267	1,175,216
Windstream Holdings, Inc.	10,160	86,868

		$2,958,960
Tobacco - 1.8%
Altria Group, Inc.	5,038	$187,565
British American Tobacco PLC	5,380	296,399
Japan Tobacco, Inc.	30,500	1,101,139
Lorillard, Inc.	21,380	1,090,594
Philip Morris International, Inc.	19,261	1,716,540
Swedish Match AB	5,765	190,208

		$4,582,445
Trucking - 0.8%
Atlas Air Worldwide Holdings, Inc. (a)	3,459	$128,087
DSV A.S.	7,914	231,517
Expeditors International of Washington, Inc.	7,870	356,432
Swift Transportation Co. (a)	9,900	215,721

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - continued
United Parcel Service, Inc., “B”	5,720	$561,933
Yamato Holdings Co. Ltd.	29,200	625,396

		$2,119,086
Utilities - Electric Power - 1.2%
AES Corp.	57,650	$812,289
American Electric Power Co., Inc.	8,800	412,192
Calpine Corp. (a)	9,830	198,271
CenterPoint Energy, Inc.	1,840	45,264
CMS Energy Corp.	11,490	315,515
DTE Energy Co.	1,080	74,671
Duke Energy Corp.	870	62,405
Energias do Brasil S.A.	30,100	171,985
Great Plains Energy, Inc.	5,800	135,952
Northeast Utilities	2,600	111,514
NRG Energy, Inc.	925	26,390
PG&E Corp.	1,390	58,172
Portland General Electric Co.	2,100	60,270
PPL Corp.	4,244	129,994
Public Service Enterprise Group, Inc.	4,580	153,430
Tractebel Energia S.A., ADR	10,604	183,979

		$2,952,293
Total Common Stocks (Identified Cost, $178,769,466)		$214,382,818

Convertible Preferred Stocks - 0.0%
Aerospace - 0.0%
United Technologies Corp., 7.5% (Identified Cost, $8,030)	160	$10,125

	Strike Price	First Exercise
Warrants - 0.0%
Natural Gas - Pipeline - 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $0) (a)	$40	2/15/12	677	$2,898

Issuer/Expiration Date/Strike Price	Number of Contracts

Call Options Purchased - 0.7%
S&P 500 Index - March 2014 @ $1,750 (Premiums Paid, $1,279,391)	283	$1,685,265

Portfolio of Investments – continued

Money Market Funds - 7.2%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	18,186,874	$18,186,874
Total Investments (Identified Cost, $198,243,761)		$234,267,980

Securities Sold Short - 0.0%
Computer Software - Systems - 0.0%
Lexmark International, Inc., “A” (Proceeds Received, $24,921)	(670)	$(23,819)

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Written - 0.0%
Yelp, Inc. - November 2013 @ $90 (Premiums Received, $99)	(2)	$(20)

Other Assets, Less Liabilities - 7.2%		18,366,507
Net Assets - 100.0%		$252,610,648

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate
EURIBOR	Euro Interbank Offered Rate
IPS	International Preference Stock
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Portfolio of Investments – continued

PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

Derivative Contracts at 10/31/13

Forward Foreign Currency Exchange Contracts at 10/31/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Barclays Bank PLC	20,440,000	1/22/14	$19,340,941	$19,215,755	$125,186
SELL	CAD	Morgan Stanley Capital Services, Inc.	16,565,000	1/22/14	15,953,272	15,854,729	98,543
SELL	CHF	Barclays Bank PLC	4,407,948	12/27/13	4,873,032	4,860,286	12,746
SELL	CLP	JPMorgan Chase Bank N.A.	2,464,308,000	11/29/13	4,900,000	4,791,869	108,131
BUY	EUR	Barclays Bank PLC	3,600,000	12/27/13	4,873,032	4,888,293	15,261
BUY	EUR	JPMorgan Chase Bank N.A.	3,640,000	1/22/14	4,925,749	4,942,790	17,041
SELL	GBP	Barclays Bank PLC	915,000	12/27/13	1,476,774	1,466,502	10,272
SELL	NZD	JPMorgan Chase Bank N.A.	5,910,985	1/22/14	4,925,749	4,855,138	70,611
SELL	NZD	Morgan Stanley Capital Services, Inc.	23,570,000	1/22/14	19,638,995	19,359,819	279,176
BUY	PHP	JPMorgan Chase Bank N.A.	168,750,000	11/29/13	3,840,027	3,907,636	67,609
BUY	PLN	JPMorgan Chase Bank N.A.	12,520,000	12/27/13	3,984,609	4,050,688	66,079
SELL	SEK	Barclays Bank PLC	70,850,000	12/27/13	11,113,429	10,918,865	194,564

							$1,065,219

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	BRL	JPMorgan Chase Bank N.A.	760,000	11/29/13	$307,917	$337,206	$(29,289)
SELL	CAD	Barclays Bank PLC	1,770,000	1/22/14	1,691,425	1,694,106	(2,681)
SELL	CHF	Goldman Sachs International	12,725,000	12/27/13	13,978,601	14,030,823	(52,222)
SELL	CNY	JPMorgan Chase Bank N.A.	3,510,000	11/29/13	567,282	575,263	(7,981)
SELL	EUR	Barclays Bank PLC	12,745,000	12/27/13	17,237,613	17,305,915	(68,302)
SELL	GBP	Barclays Bank PLC	3,030,000	12/27/13	4,853,278	4,856,286	(3,008)
SELL	GBP	JPMorgan Chase Bank N.A.	7,270,000	12/27/13	11,626,628	11,651,880	(25,252)
SELL	HKD	JPMorgan Chase Bank N.A.	6,500,000	1/22/14	838,363	838,549	(186)
SELL	JPY	JPMorgan Chase Bank N.A.	99,000,000	12/27/13	995,155	1,007,189	(12,034)
SELL	KRW	JPMorgan Chase Bank N.A.	1,077,000,000	11/29/13	957,946	1,013,427	(55,481)
BUY	MXN	JPMorgan Chase Bank N.A.	55,960,000	12/27/13	4,353,884	4,270,575	(83,309)
BUY	NOK	JPMorgan Chase Bank N.A.	51,290,000	12/27/13	8,628,620	8,598,133	(30,487)
BUY	SEK	Barclays Bank PLC	31,265,782	12/27/13	4,853,277	4,818,445	(34,832)
SELL	SGD	JPMorgan Chase Bank N.A.	1,175,000	1/22/14	945,749	945,966	(217)
BUY	ZAR	Barclays Bank PLC	48,810,664	1/22/14	4,900,000	4,803,320	(96,680)

							$(501,961)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
DAX Index (Long)	EUR	11	$3,372,566	December - 2013	$155,863
DJ Euro Stroxx 50 Index (Long)	EUR	117	4,854,662	December - 2013	261,126
FTSE MIB Index (Long)	EUR	55	7,223,060	December - 2013	656,912
Hang Seng Index (Long)	HKD	43	6,445,286	November - 2013	74,190
MSCI Singapore Free Index (Short)	SGD	56	3,336,017	November - 2013	3,282
MSCI Emerging Markets Mini Index (Long)	USD	191	9,778,245	December - 2013	261,441
MSCI Taiwan Index (Long)	USD	124	3,693,960	November - 2013	34,125
Topix Index (Long)	JPY	22	2,683,718	December - 2013	14,899

					$1,461,838

Interest Rate Futures
Euro-BTP (Long)	EUR	36	$5,617,663	December - 2013	$228,704
U.S. Treasury Note 10 yr (Short)	USD	49	6,240,609	December - 2013	12,188

					$240,892

					$1,702,730

Liability Derivatives
Equity Futures
AEX Index (Short)	EUR	44	$4,671,149	November - 2013	$(201,451)
Canadian S&P/TSX 60 Index (Short)	CAD	19	2,792,097	December - 2013	(116,907)
CAC 40 Index (Short)	EUR	256	14,926,995	November - 2013	(311,727)
E-mini NASDAQ-100 (Short)	USD	38	2,560,440	December - 2013	(104,311)
E-mini Russell 2000 Index (Short)	USD	79	8,672,620	December - 2013	(378,600)
FTSE 100 Index (Short)	GBP	52	5,593,333	December - 2013	(81,489)
OMX Index (Short)	SEK	238	4,711,299	November - 2013	(69,717)
S&P 500 Index (Short)	USD	237	103,746,750	December - 2013	(4,092,104)
E-mini S&P MidCap 400 Index (Short)	USD	181	23,283,840	December - 2013	(1,088,244)
ASX SPI 200 Index (Short)	AUD	12	1,535,680	December - 2013	(41,427)

					$(6,485,977)

Portfolio of Investments – continued

Swap Agreements at 10/31/13

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swap Agreements
9/14/21	EUR	4,900,000	Deutsche Bank	2.469% (fixed rate)	6-Month EURIBOR	$430,755

Credit Default Swap Agreements
6/20/18	USD	61,000,000	Citibank N.A. (a)	1.00% (fixed rate)	(1)	$1,048,368
6/20/18	USD	6,900,000	Deutsche Bank (b)	1.00% (fixed rate)	(1)	118,586

						$1,166,954

						$1,597,709

Liability Derivatives
Interest Rate Swap Agreements
8/23/22	GBP	4,500,000	Deutsche Bank	1.9925% (fixed rate)	6-Month LIBOR	$(255,075)
10/31/22	AUD	6,600,000	Deutsche Bank	3.73% (fixed rate)	6-Month BBSW	(298,001)
1/15/23	GBP	1,700,000	Deutsche Bank	2.025% (fixed rate)	6-Month LIBOR	(102,350)
1/16/23	AUD	6,700,000	Citibank N.A.	3.9425% (fixed rate)	6-Month BBSW	(194,078)
2/13/23	AUD	3,800,000	Citibank N.A.	3.985% (fixed rate)	6-Month BBSW	(101,757)
2/13/43	USD	1,700,000	Deutsche Bank	2.964% (fixed rate)	3-Month LIBOR	(195,540)
4/24/23	GBP	1,300,000	Citibank N.A.	1.865% (fixed rate)	6-Month LIBOR	(124,091)
4/26/23	AUD	5,100,000	Citibank N.A.	3.87% (fixed rate)	6-Month BBSW	(204,012)
7/30/23	GBP	6,000,000	JPMorgan Chase Bank N.A.	2.4325% (fixed rate)	6-Month LIBOR	(85,132)
5/29/43	USD	8,400,000	Citibank N.A.	3.087% (fixed rate)	3-Month LIBOR	(710,792)

						$(2,270,828)

Cleared Swap Agreements at 10/31/13

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
6/20/18	USD	48,600,000	Deutsche Bank (c)	5.00% (fixed rate)	(2)	$3,989,063

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.20 Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.20 Index, a B rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums paid by the fund amounted to $277,863.
(b)	Net unamortized premiums paid by the fund amounted to $61,411.
(c)	Net unamortized premiums paid by the fund amounted to $3,106,298.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating

Portfolio of Investments – continued

agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2013, the fund had cash collateral of $12,042,981 and other liquid securities with an aggregate value of $568,171 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $180,056,887)	$216,081,106
Underlying affiliated funds, at cost and value	18,186,874
Total investments, at value (identified cost, $198,243,761)	$234,267,980
Cash	878,606
Restricted cash	11,992,707
Foreign currency, at value (identified cost, $1,177,438)	1,169,649
Deposits with brokers	50,274
Receivables for
Due from brokers (net unamortized premiums paid, $3,106,298)	2,306,768
Forward foreign currency exchange contracts	1,065,219
Daily variation margin	781,111
Investments sold	692,394
Fund shares sold	2,065,507
Interest and dividends	270,725
Swaps, at value (net unamortized premiums paid, $339,274)	1,597,709
Receivable from investment adviser	17,188
Total assets	$257,155,837
Liabilities
Payables for
Securities sold short, at value (proceeds received, $24,921)	$23,819
Forward foreign currency exchange contracts	501,961
Investments purchased	673,972
Fund shares reacquired	814,692
Written options outstanding, at value (premiums received, $99)	20
Swaps, at value	2,270,828
Payable to affiliates
Shareholder servicing costs	74,096
Distribution and service fees	3,319
Payable for independent Trustees’ compensation	33
Deferred country tax expense payable	7,373
Accrued expenses and other liabilities	175,076
Total liabilities	$4,545,189
Net assets	$252,610,648
Net assets consist of
Paid-in capital	$280,051,000
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $690 deferred country tax)	31,673,150
Accumulated net realized gain (loss) on investments and foreign currency	(61,086,382)
Undistributed net investment income	1,972,880
Net assets	$252,610,648
Shares of beneficial interest outstanding	24,539,038

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$86,701,324	8,432,233	$10.28
Class B	7,417,505	736,759	10.07
Class C	30,917,611	3,071,841	10.06
Class I	124,996,538	12,047,938	10.37
Class R1	122,306	12,205	10.02
Class R2	626,535	61,517	10.18
Class R3	354,803	34,527	10.28
Class R4	1,359,149	130,997	10.38
Class R5	114,877	11,021	10.42

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.91 [100 / 94.25 x $10.28]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$2,980,221
Dividends from underlying affiliated funds	13,788
Foreign taxes withheld	(91,846)
Total investment income	$2,902,163
Expenses
Management fee	$1,554,294
Distribution and service fees	462,260
Shareholder servicing costs	172,126
Administrative services fee	32,496
Independent Trustees’ compensation	4,396
Custodian fee	345,401
Shareholder communications	29,641
Audit and tax fees	81,437
Legal fees	1,805
Registration fees	154,169
Dividend and interest expense on securities sold short	599
Miscellaneous	32,219
Total expenses	$2,870,843
Fees paid indirectly	(1,127)
Reduction of expenses by investment adviser and distributor	(434,533)
Net expenses	$2,435,183
Net investment income	$466,980
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $5,675 country tax)	$20,555,353
Written options	1,339
Futures contracts	(21,614,419)
Swap agreements	1,424,059
Securities sold short	2,281
Foreign currency	177,640
Net realized gain (loss) on investments and foreign currency	$546,253
Change in unrealized appreciation (depreciation)
Investments (net of $3,834 decrease in deferred country tax)	$18,417,409
Written options	79
Futures contracts	(6,633,581)
Swap agreements	(1,787,227)
Securities sold short	4,063
Translation of assets and liabilities in foreign currencies	392,463
Net unrealized gain (loss) on investments and foreign currency translation	$10,393,206
Net realized and unrealized gain (loss) on investments and foreign currency	$10,939,459
Change in net assets from operations	$11,406,439

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2013	2012
Change in net assets
From operations
Net investment income	$466,980	$152,507
Net realized gain (loss) on investments and foreign currency	546,253	(1,172,279)
Net unrealized gain (loss) on investments and foreign currency translation	10,393,206	7,885,164
Change in net assets from operations	$11,406,439	$6,865,392
Distributions declared to shareholders
From net investment income	$(2,700,034)	$(2,070,008)
Change in net assets from fund share transactions	$145,354,472	$17,331,488
Total change in net assets	$154,060,877	$22,126,872
Net assets
At beginning of period	98,549,771	76,422,899
At end of period (including undistributed net investment income of $1,972,880 and $1,884,925, respectively)	$252,610,648	$98,549,771

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.81	$9.25	$9.17	$8.60	$10.45
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.03	$0.04	$0.03	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	0.81	0.26	0.54	0.00	(g)(w)
Total from investment operations	$0.73	$0.84	$0.30	$0.57	$0.06
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.22)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.26)	$(0.28)	$(0.22)	$—	$(1.91)
Net asset value, end of period (x)	$10.28	$9.81	$9.25	$9.17	$8.60
Total return (%) (r)(s)(t)(x)	7.57	9.31	3.25	6.63	3.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.80	1.85	1.75	1.85
Expenses after expense reductions (f)	1.39	1.39	1.40	1.40	1.40
Net investment income	0.30	0.35	0.46	0.33	0.73
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$86,701	$41,964	$41,358	$70,790	$83,020
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.39	1.39	1.40	1.40	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.62	$9.06	$8.98	$8.49	$10.40
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.04)	$(0.03)	$(0.04)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.69	0.80	0.25	0.53	0.00	(g)(w)
Total from investment operations	$0.65	$0.76	$0.22	$0.49	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.14)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.20)	$(0.20)	$(0.14)	$—	$(1.91)
Net asset value, end of period (x)	$10.07	$9.62	$9.06	$8.98	$8.49
Total return (%) (r)(s)(t)(x)	6.87	8.52	2.45	5.77	2.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.39	2.54	2.61	2.50	2.56
Expenses after expense reductions (f)	2.14	2.14	2.15	2.15	2.12
Net investment loss	(0.39)	(0.39)	(0.28)	(0.42)	(0.04)
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$7,418	$4,677	$3,958	$5,704	$6,870
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.14	2.15	2.15	2.12

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.61	$9.04	$8.97	$8.48	$10.39
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.04)	$(0.03)	$(0.04)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.68	0.80	0.25	0.53	(0.00	)(g)(w)
Total from investment operations	$0.64	$0.76	$0.22	$0.49	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.15)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.19)	$(0.19)	$(0.15)	$—	$(1.91)
Net asset value, end of period (x)	$10.06	$9.61	$9.04	$8.97	$8.48
Total return (%) (r)(s)(t)(x)	6.75	8.53	2.50	5.78	2.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.39	2.55	2.61	2.51	2.56
Expenses after expense reductions (f)	2.14	2.14	2.15	2.15	2.12
Net investment loss	(0.42)	(0.41)	(0.28)	(0.43)	(0.05)
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$30,918	$18,622	$18,845	$28,513	$29,495
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.14	2.15	2.15	2.12

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.89	$9.33	$9.25	$8.66	$10.48
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.06	$0.06	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.71	0.81	0.26	0.54	0.06 (g)
Total from investment operations	$0.76	$0.87	$0.32	$0.59	$0.09
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.24)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.28)	$(0.31)	$(0.24)	$—	$(1.91)
Net asset value, end of period (x)	$10.37	$9.89	$9.33	$9.25	$8.66
Total return (%) (r)(s)(x)	7.87	9.59	3.54	6.81	3.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.49	1.55	1.52	1.47
Expenses after expense reductions (f)	1.14	1.14	1.15	1.15	1.15
Net investment income	0.50	0.60	0.60	0.57	0.42
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$124,997	$31,289	$10,737	$93,425	$73,185
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.14	1.14	1.15	1.15	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.56	$9.03	$8.97	$8.48	$10.39
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.04)	$(0.02)	$(0.04)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.67	0.79	0.24	0.53	0.01 (g)
Total from investment operations	$0.64	$0.75	$0.22	$0.49	$0.00 (w)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.16)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.18)	$(0.22)	$(0.16)	$—	$(1.91)
Net asset value, end of period (x)	$10.02	$9.56	$9.03	$8.97	$8.48
Total return (%) (r)(s)(x)	6.81	8.56	2.42	5.78	2.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.39	2.56	2.63	2.51	2.55
Expenses after expense reductions (f)	2.14	2.14	2.15	2.15	2.12
Net investment loss	(0.36)	(0.45)	(0.23)	(0.43)	(0.07)
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$122	$112	$131	$101	$95
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.14	2.15	2.15	2.12

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$9.73		$9.18	$9.11	$8.57	$10.44
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)	$0.01	$0.02	$0.01	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.69		0.80	0.25	0.53	0.01 (g)
Total from investment operations	$0.69		$0.81	$0.27	$0.54	$0.04
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.26)	$(0.20)	$—	$—
From net realized gain on investments	—		—	—	—	(1.91)
Total distributions declared to shareholders	$(0.24)		$(0.26)	$(0.20)	$—	$(1.91)
Net asset value, end of period (x)	$10.18		$9.73	$9.18	$9.11	$8.57
Total return (%) (r)(s)(x)	7.27		9.03	3.02	6.30	2.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90		2.02	2.12	2.01	2.05
Expenses after expense reductions (f)	1.65		1.64	1.65	1.65	1.62
Net investment income (loss)	(0.05)		0.12	0.24	0.08	0.39
Portfolio turnover	44		63	69	85	138
Net assets at end of period (000 omitted)	$627		$176	$119	$132	$95
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.65		1.64	1.65	1.65	1.62

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.81	$9.25	$9.18	$8.62	$10.46
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.04	$0.05	$0.03	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.69	0.80	0.24	0.53	0.02 (g)
Total from investment operations	$0.73	$0.84	$0.29	$0.56	$0.07
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.22)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.26)	$(0.28)	$(0.22)	$—	$(1.91)
Net asset value, end of period (x)	$10.28	$9.81	$9.25	$9.18	$8.62
Total return (%) (r)(s)(x)	7.62	9.40	3.20	6.50	3.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.79	1.87	1.76	1.80
Expenses after expense reductions (f)	1.39	1.39	1.40	1.40	1.37
Net investment income	0.35	0.37	0.50	0.32	0.64
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$355	$114	$105	$101	$95
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.39	1.39	1.40	1.40	1.37

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.89	$9.33	$9.25	$8.66	$10.49
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.06	$0.07	$0.05	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	0.81	0.25	0.54	(0.00	)(g)(w)
Total from investment operations	$0.77	$0.87	$0.32	$0.59	$0.08
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.24)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.28)	$(0.31)	$(0.24)	$—	$(1.91)
Net asset value, end of period (x)	$10.38	$9.89	$9.33	$9.25	$8.66
Total return (%) (r)(s)(x)	7.96	9.59	3.54	6.81	3.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.50	1.62	1.52	1.56
Expenses after expense reductions (f)	1.14	1.14	1.15	1.15	1.12
Net investment income	0.67	0.61	0.73	0.57	0.99
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$1,359	$1,492	$881	$1,045	$706
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.14	1.14	1.15	1.15	1.12

See Notes to Financial Statements

Financial Highlights – continued

Class R5 (formerly Class W) (y)	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.92	$9.32	$9.23	$8.65	$10.47
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.04	$0.04	$0.04	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	0.83	0.28	0.54	0.00	(g)(w)
Total from investment operations	$0.77	$0.87	$0.32	$0.58	$0.09
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.23)	$—	$—
From net realized gain on investments	—	—	—	—	(1.91)
Total distributions declared to shareholders	$(0.27)	$(0.27)	$(0.23)	$—	$(1.91)
Net asset value, end of period (x)	$10.42	$9.92	$9.32	$9.23	$8.65
Total return (%) (r)(s)(x)	7.91	9.58	3.53	6.71	3.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.74	1.65	1.59	1.67
Expenses after expense reductions (f)	1.07	1.21	1.25	1.25	1.20
Net investment income	0.70	0.42	0.40	0.46	1.06
Portfolio turnover	44	63	69	85	138
Net assets at end of period (000 omitted)	$115	$105	$289	$1,753	$2,064
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.07	1.21	1.25	1.25	1.20

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Target Return Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) –Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily

Notes to Financial Statements – continued

available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency

Notes to Financial Statements – continued

exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of October 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$143,144,267	$—	$—	$143,144,267
United Kingdom	15,243,312	828,724	—	16,072,036
Japan	12,974,868	—	—	12,974,868
Switzerland	7,275,871	—	—	7,275,871
France	6,975,310	—	—	6,975,310
Germany	5,129,144	—	—	5,129,144
Netherlands	2,628,096	—	—	2,628,096
Hong Kong	2,342,613	—	—	2,342,613
Brazil	2,259,584	—	—	2,259,584
Other Countries	17,198,793	80,524	—	17,279,317
Mutual Funds	18,186,874	—	—	18,186,874
Total Investments	$233,358,732	$909,248	$—	$234,267,980
Short Sales	$(23,819)	$—	$—	$(23,819)

Other Financial Instruments
Futures Contracts	$(4,783,247)	$—	$—	$(4,783,247)
Swap Agreements	—	3,315,944	—	3,315,944
Forward Foreign Currency Exchange Contracts	—	563,258	—	563,258
Written Options	(20)	—	—	(20)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $827,277 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/12	$0
Realized gain (loss)	(43,083)
Change in unrealized appreciation (depreciation)	43,083
Disposition of worthless securities	0
Balance as of 10/31/13	$—

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$240,892	$—
Interest Rate	Interest Rate Swaps	430,755	(2,270,828)
Foreign Exchange	Forward Foreign Currency Exchange	1,065,219	(501,961)
Equity	Equity Futures	1,461,838	(6,485,977)
Equity	Purchased Equity Options	1,685,265	—
Equity	Written Equity Options	—	(20)
Credit	Credit Default Swaps	5,156,017	—
Total		$10,039,986	$(9,258,786)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts and cleared swap

Notes to Financial Statements – continued

agreements outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. The current day variation margin for futures contracts and cleared swaps is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$931,648	$(233,301)	$—	$—	$—
Foreign Exchange	—	—	186,658	—	—
Equity	(22,546,067)	—	—	2,667,850	1,339
Credit	—	1,657,360	—	—	—
Total	$(21,614,419)	$1,424,059	$186,658	$2,667,850	$1,339

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate	$240,892	$(2,625,316)	$—	$—	$—
Foreign Exchange	—	—	391,662	—	—
Equity	(6,874,473)	—	—	405,874	79
Credit	—	838,089	—	—	—
Total	$(6,633,581)	$(1,787,227)	$391,662	$405,874	$79

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract

Notes to Financial Statements – continued

specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” and “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Notes to Financial Statements – continued

The following table represents the written option activity in the fund during the year ended October 31, 2013:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	50	1,438
Options expired	(48)	(1,339)
Outstanding, end of period	2	$99

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty

Notes to Financial Statements – continued

credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or

Notes to Financial Statements – continued

received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not

Notes to Financial Statements – continued

applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2013, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2013, this expense amounted to $599. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends and interest received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend and ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/13	10/31/12
Ordinary income (including any short-term capital gains)	$2,700,034	$2,070,008

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/13
Cost of investments	$199,961,577
Gross appreciation	35,938,780
Gross depreciation	(1,632,377)
Net unrealized appreciation (depreciation)	$34,306,403
Undistributed ordinary income	3,320,609
Capital loss carryforwards	(63,393,347)
Other temporary differences	(1,674,017)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
10/31/17	$(42,263,817)
10/31/18	(11,844,509)
Total	$(54,108,326)

Post-enactment losses which are characterized as follows:
Short-Term	$(8,417,768)
Long-Term	(867,253)
Total	$(9,285,021)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/13	Year ended 10/31/12
Class A	$1,142,508	$1,198,992
Class B	100,658	84,648
Class C	366,737	369,091
Class I	1,037,048	370,779
Class R1	2,113	3,256
Class R2	4,402	3,317
Class R3	3,925	3,198
Class R4	39,815	28,628
Class R5	2,828	8,099
Total	$2,700,034	$2,070,008

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through October 31, 2013, this management fee reduction amounted to $1,088 which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2015. For the year ended October 31, 2013, this reduction amounted to $432,413 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $19,273 for the year ended October 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$158,097
Class B	0.75%	0.25%	1.00%	1.00%	58,972
Class C	0.75%	0.25%	1.00%	1.00%	241,251
Class R1	0.75%	0.25%	1.00%	1.00%	1,171
Class R2	0.25%	0.25%	0.50%	0.50%	1,989
Class R3	—	0.25%	0.25%	0.25%	780
Total Distribution and Service Fees					$462,260

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period January 1, 2013 through October 31, 2013, this rebate amounted to $607 and $1 for Class A and Class B, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased

Notes to Financial Statements – continued

prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2013, were as follows:

Amount
Class A	$—
Class B	10,706
Class C	2,672

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2013, the fee was $24,668, which equated to 0.0143% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $147,458.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.0188% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $894 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund

Notes to Financial Statements – continued

in the amount of $424, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 10,605 shares of Class R5 for an aggregate amount of $100,000. At October 31, 2013, MFS held 97.74% and 98.85% of the outstanding shares of Class R1 and Class R5, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $159,392,463 and $64,718,620, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,494,873	$65,264,856	1,437,531	$13,525,989
Class B	328,180	3,220,067	125,037	1,169,115
Class C	1,621,343	15,983,253	370,435	3,450,573
Class I	12,362,933	124,745,727	2,752,605	26,479,353
Class R1	280	2,763	233	2,089
Class R2	47,800	485,366	4,715	44,876
Class R3	32,110	320,179	—	—
Class R4	78,600	792,901	84,449	809,315
Class R5 (formerly Class W)	141	1,428	22,673	214,000
	20,966,260	$210,816,540	4,797,678	$45,695,310

Shares issued to shareholders in reinvestment of distributions
Class A	103,070	$996,682	109,010	$976,729
Class B	8,614	82,087	7,253	64,191
Class C	28,330	269,985	30,807	272,327
Class I	54,104	526,434	8,455	76,264
Class R1	223	2,113	370	3,256
Class R2	458	4,402	372	3,317
Class R3	406	3,925	357	3,198
Class R4	4,087	39,815	3,174	28,628
Class R5 (formerly Class W)	289	2,828	895	8,099
	199,581	$1,928,271	160,693	$1,436,009

Notes to Financial Statements – continued

	Year ended 10/31/13		Year ended 10/31/12
	Shares	Amount	Shares		Amount
Shares reacquired
Class A	(2,444,425)	$(24,541,602)	(1,740,861)		$(16,203,352)
Class B	(86,069)	(843,244)	(82,906)		(762,879)
Class C	(515,826)	(5,059,280)	(547,738)		(5,013,218)
Class I	(3,532,141)	(35,758,047)	(748,568)		(7,075,295)
Class R1	(8)	(77)	(3,378)		(30,036)
Class R2	(4,817)	(47,958)	—(	a)	(3)
Class R3	(9,652)	(96,480)	—		—
Class R4	(102,458)	(1,043,512)	(31,318)		(300,672)
Class R5 (formerly Class W)	(14)	(139)	(43,917)		(414,376)
	(6,695,410)	$(67,390,339)	(3,198,686)		$(29,799,831)

Net change
Class A	4,153,518	$41,719,936	(194,320)		$(1,700,634)
Class B	250,725	2,458,910	49,384		470,427
Class C	1,133,847	11,193,958	(146,496)		(1,290,318)
Class I	8,884,896	89,514,114	2,012,492		19,480,322
Class R1	495	4,799	(2,775)		(24,691)
Class R2	43,441	441,810	5,087		48,190
Class R3	22,864	227,624	357		3,198
Class R4	(19,771)	(210,796)	56,305		537,271
Class R5 (formerly Class W)	416	4,117	(20,349)		(192,277)
	14,470,431	$145,354,472	1,759,685		$17,331,488

(a)	Less than 1 share.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds

Notes to Financial Statements – continued

managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2013, the fund’s commitment fee and interest expense were $752 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,799,997	181,597,534	(172,210,657)	18,186,874

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$13,788	$18,186,874

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Diversified Target Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Diversified Target Return Fund (one of the series comprising MFS Series Trust XV) (the “Fund”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Target Return Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618
Portfolio Managers
Curt Custard Jonathan Davies Joseph Flaherty Andreas Koester Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Agreements and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (viii) information regarding the

Board Review of Investment Advisory Agreement – continued

overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (ix) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an

Board Review of Investment Advisory Agreement – continued

expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 27.41% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2013 and 2012, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Diversified Target Return Fund	60,649	56,044

For the fiscal years ended October 31, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS Diversified Target Return Fund	0	0	11,108	10,890	1,094	1,102

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Diversified Target Return Fund*	1,667,472	1,064,074	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012
Fees Billed by Deloitte:
To MFS Diversified Target Return Fund, MFS and MFS Related Entities #	1,694,494	1,359,906

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 19, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2013

*	Print name and title of each signing officer under his or her signature.